UPDATING SUMMARY PROSPECTUS SUPPLEMENT

OCTOBER 25, 2024 FOR

THE GUARDIAN INVESTOR PROFREEDOM VARIABLE ANNUITY (B Share)

AND

THE GUARDIAN INVESTOR PROFREEDOM VARIABLE ANNUITY (C Share)

ISSUED BY

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Updating Summary Prospectus dated May 1, 2024, as amended, for The Guardian Investor ProFreedom Variable Annuity (B Share) and The Guardian Investor ProFreedom Variable Annuity (C Share), variable annuity contracts (the “Contracts”) issued through The Guardian Separate Account R (the “Separate Account”). This supplement applies if your contract was issued in conjunction with an application dated before May 1, 2023. Special terms not defined herein have the meanings ascribed to them in the Prospectus.

The Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. approved a proposal to close and liquidate the Morgan Stanley VIF Global Infrastructure Portfolio (Class II) (the “Portfolio”) pursuant to the terms of a Plan of Liquidation (the “Liquidation”). The Portfolio will liquidate and dissolve on or about December 6, 2024, (the “Liquidation Date”) and will no longer be an available investment allocation option.

Prior to the Liquidation Date, you may change your premium payment allocations instructions and transfer your allocations of contract value to any other available variable investment options offered under the terms of your contract. Any contract value in the Contract that is allocated to the Portfolio at the close of business on the Liquidation Date will be transferred to the Fidelity VIP Government Money Market Portfolio (Service Class 2) (the “Fund”). For 30 days following the Liquidation Date, you may transfer a portion or the entire amount of any of your accumulation value transferred to the Fund to any other available variable investment options free of charge. Transfers made due to the closure and liquidation of the Portfolio will not be counted with regard to the maximum number of free transfers and the limits on the number of transfers under your contract.

You may make changes to your investment allocations by submitting your written or telephone instructions in Good Order by mail to Talcott Resolution — Annuity Service Operations, Administrator for your Guardian Annuity Contract, at P. O. Box 14293, Lexington, KY 40512-4293 (regular mail) or 6716 Grade Ln., Building 9, Suite 910, Louisville, KY 40213 (overnight mail), or by calling 1-800-830-4174 Monday through Thursday, 8:00 a.m. to 6:00 p.m., or Friday, 8:00 a.m. to 5:00 p.m. Eastern Time. Contact your investment professional if you need advice on your unique financial situation.

To obtain a copy of the prospectus for the Fund or any of the underlying funds for the variable investment options, please contact our Customer Service Office at the number listed above.

You will not incur any fees or charges or any tax liability because of the liquidation. After the liquidation you will receive a confirmation showing the transfer of accumulation value from the subaccount that invests in the Portfolio to the subaccount that invests in the Fund.

Further, on and after the Liquidation Date, certain administrative programs will be impacted. Specifically:

•	Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes the Portfolio, you may terminate your current allocation instructions and provide new allocation instructions at any time prior to the Liquidation Date. If you do not provide new allocation instructions, your enrollment will automatically be updated to replace the Portfolio with the Fund on the Liquidation Date.

•	Portfolio Rebalancing: If you are enrolled in Portfolio Rebalancing that includes the Portfolio, you may terminate your current instructions and provide new allocation instructions prior to the Liquidation Date. Unless you provide new instructions, amounts transferred pursuant to your current rebalancing instructions will continue to be transferred to the Portfolio until the Liquidation Date. If you do not provide new allocation instructions, your Portfolio Rebalancing will automatically be updated to replace the Portfolio with the Fund on the Liquidation Date.

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Premium Allocation Instructions: If you have premium allocation instructions on file that include the Portfolio, you may change those allocation instructions by providing new allocation instructions at any time. Unless you provide new instructions, amounts allocated pursuant to your current allocation instructions will continue to be allocated to the Portfolio until the Liquidation Date. If you do not provide new allocation instructions, your premium allocation instructions will automatically be updated to replace the Portfolio with the Fund on the Liquidation Date.

You may provide new allocation instructions for DCA, portfolio rebalancing or premium payments at any time while your Contract is in-force.

Except as set forth herein, all other provisions of the prospectus shall remain unchanged.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE

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